MERRILL LYNCH
                                                              CAPITAL FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              September 30, 1999

MERRILL LYNCH CAPITAL FUND, INC.

PORTFOLIO SUMMARY

Security Diversification
As a Percentage of Net Assets
As of September 30, 1999

              A pie chart illustrating the following percentages:

                   US Stocks                           52.5%
                   US Bonds                            30.9%
                   Non-US Bonds                         2.9%
                   Non-US Stocks                        5.7%
                   Cash & Cash Equivalents              8.0%

Sector Representation
As a Percentage of Equities
As of September 30, 1999

              A pie chart illustrating the following percentages:

                   Financial Services                  16.9%
                   Consumer Services                    6.9%
                   Utilities                            6.7%
                   Transportation                       5.6%
                   Capital Goods--Technology           14.4%
                   Energy                              14.5%
                   Credit Cyclicals                     3.2%
                   Consumer Staples                    16.8%
                   Capital Goods                        6.8%
                   Consumer Cyclicals                   8.2%

Geographic Diversification                                            Percent of
As of September 30, 1999                                              Net Assets
--------------------------------------------------------------------------------
United States                                                            90.1%*
--------------------------------------------------------------------------------
United Kingdom                                                            3.1
--------------------------------------------------------------------------------
Sweden                                                                    1.3
--------------------------------------------------------------------------------
Switzerland                                                               1.3
--------------------------------------------------------------------------------
Argentina                                                                 1.1
--------------------------------------------------------------------------------
Bermuda                                                                   1.0
--------------------------------------------------------------------------------
Bahamas                                                                   0.5
--------------------------------------------------------------------------------
India                                                                     0.4
--------------------------------------------------------------------------------
Mexico                                                                    0.3
--------------------------------------------------------------------------------
Chile                                                                     0.3
--------------------------------------------------------------------------------
Canada                                                                    0.3
--------------------------------------------------------------------------------
South Korea                                                               0.2
--------------------------------------------------------------------------------
Panama                                                                    0.1
--------------------------------------------------------------------------------
*    Includes investments in short-term securities.

US Common Stock Investments                                               S&P
As of September 30, 1999                                 Fund             500*
--------------------------------------------------------------------------------
Average Capitalization (in billions)                    $34.7            $21.1
--------------------------------------------------------------------------------
Price/Book Value                                          4.8              6.3
--------------------------------------------------------------------------------
Price/Earnings Ratio**                                   23.3             28.2
--------------------------------------------------------------------------------
Yield Based on Current Dividend                           1.5%             1.3%
--------------------------------------------------------------------------------
*     An unmanaged broad-based index comprised of common stocks.
**    Based on 1999 earnings estimates.

Fixed-Income Investments                                           Merrill Lynch
As of September 30, 1999                                 Fund        DOAO Index*
--------------------------------------------------------------------------------
Duration                                               5.1 Years       5.3 Years
--------------------------------------------------------------------------------
Average Maturity                                       9.2 Years       8.9 Years
--------------------------------------------------------------------------------
Asset Breakdown:
--------------------------------------------------------------------------------
   Corporates                                            58.5%            20.5%
--------------------------------------------------------------------------------
   US Treasuries/Agencies                                38.9%            47.4%
--------------------------------------------------------------------------------
   Mortgage-Backed                                        0.6%            32.1%
--------------------------------------------------------------------------------
   International Governments                              2.0%             --
--------------------------------------------------------------------------------
* An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding US bonds.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

DEAR SHAREHOLDER

Economic Environment

The US financial markets were extremely volatile during the quarter ended September 30, 1999, driven by varying perceptions of the pace of economic growth, its implication for inflation and the associated course of action by the Federal Reserve Board. In June, the broad US stock market averages reached record highs. By July, however, fears of accelerating inflation and the associated risk of further increases in interest rates negatively affected financial asset prices. While the rate of economic growth slowed sharply in the second quarter, with the gross domestic product rising at a 1.6% annual rate compared to 4.3% in the first quarter, concerns about additional Federal Reserve Board actions to tighten monetary policy were renewed after a greater-than-expected increase in the employment cost index and a slowdown in the pace of supplier deliveries. With price and valuation levels near record highs, the stock market offered little room to accommodate such a development, resulting in a decline in the market.

In August, continued strength in the US economy combined with resurgent economic growth abroad raised additional concerns about the outlook for inflation and interest rates. Despite the second interest rate hike by the Federal Reserve Board, the US economy exhibited few signs of weakness. Consumer spending remained strong and the housing market robust, while industrial activity continued to accelerate driven by strong durable goods demand and rising export activity. In addition, commodity prices continued to rise and purchasing managers reported a significant increase in prices paid. These developments renewed concerns about further increases in interest rates and precipitated a further market decline.

Stock prices declined for the third consecutive month in September as a weakening of the US dollar against the Japanese yen prompted concerns over threats to Japan's fragile economic recovery and the potential for accelerated repatriation of US investments. In addition, the bulging trade deficit, coupled with rising commodity prices and still robust economic activity, suggested the Federal Reserve Board might increase short-term interest rates for the third time this year at its October meeting. Finally, announced earnings shortfalls for many prominent companies, particularly in the consumer arena, raised concerns over the sustainability of corporate earnings growth.

For the quarter as a whole, the unmanaged Standard & Poor's 500 (S&P 500) Index recorded a -6.24% total return. The US bond market was a beneficiary of many of these developments. While fixed-income investors reacted poorly to evidence of incipient inflation pressures and the prospect of higher interest rates in the early months of the quarter, a significant rally ensued in September driven by a slowdown in average hourly earnings and extremely benign inflation reports. The adjusted core producer price index rose at a 1.0% annual rate through the first nine months of 1999, while the core consumer price index increased at a modest 2% annual rate during this period. As a result, the unmanaged Merrill Lynch Domestic Bond Master Index recorded a +0.71% total return for the quarter. Cash equivalents, as measured by the Merrill Lynch 91-day Treasury Bill Index, were the best performing asset class in the third quarter, recording a +1.29% total return for the period.

Portfolio Matters

Total returns for Merrill Lynch Capital Fund's Class A, Class B, Class C and Class D Shares for the quarter ended September 30, 1999 were -7.04%, -7.28%, -7.29% and -7.12%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

For some time now we have expressed concern about the stock market's ability to provide significant appreciation as many of the forces that have propelled the market higher during the past several years have begun to abate. The global economy is reviving, foreign fund flows are shrinking or reversing, US monetary liquidity is eroding, interest rates rose, the Federal Reserve Board has tightened monetary policy, and commodity prices are rising. This combination of deteriorating fundamentals and still high valuations did not represent, in our view, a formula for further advances in share prices. We believed that bonds offered good value based upon the historically high prevailing level of real interest rates and the likelihood that the Federal Reserve Board's proactive posture would secure a continued low inflation environment.

Our cautious asset allocation position proved appropriate during this challenging and uncertain period

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

in the US financial markets. Our investment position at September quarter-end showed 58.2% of net assets invested in equities, 33.8% in fixed-income securities and 8.0% in cash equivalents. This compares to 64.2% in equities, 32.6% in fixed-income securities and 3.2% in cash equivalents at the end of June.

However, our relative equity returns proved disappointing in the September quarter, constraining overall Fund returns as many of the favorable trends that benefited results earlier in the year began to reverse. During the quarter, the value style of investing once again underperformed the growth style of investing. For example, the S&P Value Index recorded a total return of -9.17% during the September quarter, while the S&P Growth Index provided a -3.40% total return for the same period.

In addition, after two quarters of broad and balanced group performance, market breath narrowed significantly in the third quarter with only 17 out of 102 S&P groups posting gains in the quarter, and only 37 groups outperforming the S&P 500 Index. This narrowing of the market during the quarter significantly compounded our investment challenge. Finally, several of the companies in which we are invested pre-announced third-quarter earnings below expectations, resulting in significant stock price declines.

We believe that investors' short-term focus and exclusive emphasis on positive near-term earnings momentum has resulted in many of these securities being excessively punished for short-term disappointments. As a result, we also believe many attractive long-term investment opportunities have been created. Looking ahead, the significant decline in many individual stocks and industry groups during the past several months suggests some attractive equity investment opportunities are now available, in our opinion. Consequently, we may begin to reverse our conservative asset allocation strategy and look to increase our equity exposure in the future in order to take advantage of such opportunities.

Within the equity component of the Fund, we continued to adjust our holdings to enhance quality and to seek to better manage risk during the quarter, adding four new investments, increasing positions in five holdings, reducing positions in 16 holdings, and eliminating nine stocks from the portfolio. Notable among the new positions is Eastman Kodak Company, the photographic products and services company. Selling at a low 13 times estimated year 2000 earnings per share and yielding 2 1/2%, we believe this represents an attractive entry price for the shares of this improving company.

We also established a position in Bell Atlantic Corporation, the regional bell operating company. Following the pending acquisition of GTE, Bell Atlantic is expected to enjoy a powerful strategic position in the rapidly changing telecommunications market. Bell Atlantic appears to offer an attractive risk/reward profile. Selling at an 11% discount to its peer group and a 36% discount to the market, we believe Bell Atlantic represents an attractive addition to the portfolio.

We eliminated our position in E.I. du Pont de Nemours & Co. (Du Pont), the diversified chemical concern, whose stock had performed handsomely this year, up more than 35%, reaching its target price objective. The stock performed particularly well subsequent to the announced terms of the exchange offer between Du Pont and its energy affiliate Conoco, which appeared to precipitate an arbitrage opportunity generating a short-term positive benefit for Du Pont's share price. With the stock performing well and approaching fair value while fundamental business trends remain challenging, particularly in the agricultural unit, we decided to eliminate our position and look to redeploy proceeds into more attractive investment opportunities.

We also sold our position in Tenet Healthcare Corp., the hospital management company. Ongoing repercussions from the 1998 balanced-budget amendment, which reduced hospital reimbursement rates and continued rate pressures from both government and private sector insurers, have severely constrained Tenet's revenue and earnings growth prospects and ability to create shareholder value. We decided to eliminate our position because even though the stock is statistically inexpensive, an ongoing series of earnings shortfalls coupled with sales and earnings pressures, which are unlikely to abate, suggest limited upside potential.

We continue to identify and invest in above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one which maintains a strong competitive position,

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average valuation as one that does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value.

On average, the stocks held in Merrill Lynch Capital Fund, Inc. have generated comparable returns on shareholders' equity and have stronger balance sheets while offering faster earnings growth than the average company, as measured by the S&P 500 Index. These same stocks sell, however, at an average price to earnings ratio of 23.3 times estimated 1999 earnings per share versus 28.3 times for the S&P 500 Index, at 4.8 times current book value per share versus 6.3 times for the S&P 500 Index, and provide an above-average dividend yield. We believe this formula will provide superior risk-adjusted equity returns over time.

Within the fixed-income portion of the portfolio, we continued to benefit from the maintenance of a relatively short average duration as interest rates rose modestly during the quarter. Our asset mix was virtually unchanged during the September quarter with investment-grade corporate bonds remaining the largest fixed-income asset class at 50.5% of net assets at September 30, 1999 compared to 50.4% at June 30, 1999, followed by US Treasury issues at 38.9% of net assets compared to 39.1%. High-yield corporate bonds rose to 8.0% of fixed-income assets from 7.0% while foreign government bonds were further reduced to 2.0% at September 30 from 2.9% at June 30. Our average quality ratings were unchanged at A1/A+, while the average yield-to-maturity increased by 15 basis points to 7.35% despite the modest decline in average duration from 5.2 years at June 30, 1999 to 5.1 years at September 30, 1999.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

November 2, 1999

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                              Ten Years/
                                              3 Month         12 Month      Since Inception
As of September 30, 1999                   Total Return     Total Return     Total Return
===========================================================================================
ML Capital Fund, Inc. Class A Shares*          -7.04%         +11.92%          +204.09%
-------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class B Shares*          -7.28          +10.82           +174.61
-------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class C Shares*          -7.29          +10.79           + 82.49
-------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class D Shares*          -7.12          +11.64           + 89.61
-------------------------------------------------------------------------------------------
Dow Jones Industrial Average**                 -5.40          +34.02       +399.13/+195.03
-------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                  -6.24          +27.80       +373.34/+203.85
===========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are ten years and from 10/21/94, respectively.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $21,399.57 on September 30, 1999.

Average Annual Total Return

                                              % Return Without     % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/99                                 +11.92%            + 6.05%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                           +13.80             +12.58
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                            +11.76             +11.16
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return           % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/99                                 +10.82%            + 6.82%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                           +12.66             +12.66
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                            +10.63             +10.63
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return           % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/99                                 +10.79%            + 9.79%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/99                                    +12.94             +12.94
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without     % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/99                                 +11.64%            + 5.78%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/99                                    +13.82             +12.58
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

SCHEDULE OF INVESTMENTS

                          Shares                                                                             Value        Percent of
Industries                 Held                       Common Stocks                                        (Note 1a)      Net Assets
====================================================================================================================================
Aerospace                2,500,000    Lockheed Martin Corporation                                       $   81,718,750        0.9%
====================================================================================================================================
Automobile Parts         2,900,000    Federal-Mogul Corporation (c)                                         79,931,250        0.9
====================================================================================================================================
Banking                  1,750,000    The Chase Manhattan Corporation                                      131,906,250        1.4
                         4,250,000    Citigroup Inc.                                                       187,000,000        2.1
                         3,000,000    Mellon Bank Corporation                                              101,250,000        1.1
                                                                                                        --------------      --------
                                                                                                           420,156,250        4.6
====================================================================================================================================
Building Materials       5,000,000    Masco Corporation                                                    155,000,000        1.7
                           810,300    The Sherwin-Williams Company                                          16,965,656        0.2
                                                                                                        --------------      --------
                                                                                                           171,965,656        1.9
====================================================================================================================================
Chemicals                2,500,000    Monsanto Company                                                      89,218,750        1.0
====================================================================================================================================
Computers                2,500,000    Compaq Computer Corporation                                           57,343,750        0.6
====================================================================================================================================
Consumer Products        2,350,000    Fortune Brands, Inc.                                                  75,787,500        0.9
                         3,000,000    Kimberly-Clark Corporation                                           157,500,000        1.7
                                                                                                        --------------      --------
                                                                                                           233,287,500        2.6
====================================================================================================================================
Diversified              2,000,000    GenCorp Inc.                                                          36,625,000        0.4
Companies                3,000,000    ITT Industries, Inc.                                                  95,437,500        1.0
                         3,000,000    United Technologies Corporation                                      177,937,500        1.9
                         2,000,000  + Varian Semiconductor Equipment Associates, Inc.                       41,750,000        0.5
                                                                                                        --------------      --------
                                                                                                           351,750,000        3.8
====================================================================================================================================
Electrical Equipment       750,000    General Electric Company                                              88,921,875        1.0
                         2,150,000    Rockwell International Corporation                                   112,875,000        1.2
                                                                                                        --------------      --------
                                                                                                           201,796,875        2.2
====================================================================================================================================
Financial Services       1,500,000    Federal National Mortgage Association                                 94,031,250        1.0
====================================================================================================================================
Food & Beverage          3,500,000    Diageo PLC (ADR)*                                                    145,031,250        1.6
                            65,000    Nestle SA (Registered Shares)                                        122,053,536        1.4
                                                                                                        --------------      --------
                                                                                                           267,084,786        3.0
====================================================================================================================================
Foods                    1,800,000    H.J. Heinz Company                                                    77,400,000        0.8
                         2,300,000    McCormick & Company Incorporated                                      76,043,750        0.8
                                                                                                        --------------      --------
                                                                                                           153,443,750        1.6
====================================================================================================================================
Footwear                 1,500,000    Nike, Inc. (Class B)                                                  85,312,500        0.9
====================================================================================================================================
Information              2,350,000    Xerox Corporation                                                     98,553,125        1.1
Processing
====================================================================================================================================
Information Systems      3,000,000    Reynolds & Reynolds Company (Class A)                                 61,125,000        0.7
====================================================================================================================================
Insurance                2,000,000    The Allstate Corporation                                              49,875,000        0.5
                         1,250,000    American International Group, Inc.                                   108,671,875        1.2
                         2,068,200    Horace Mann Educators Corporation                                     53,385,413        0.6
                         2,750,000    UnumProvident Corporation                                             80,953,125        0.9
                         2,000,000    XL Capital Ltd. (Class A)                                             90,000,000        1.0
                                                                                                        --------------      --------
                                                                                                           382,885,413        4.2
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

                          Shares                                                                             Value        Percent of
Industries                 Held                       Common Stocks                                        (Note 1a)      Net Assets
====================================================================================================================================
Leisure/Hotels           3,000,000    Carnival Corporation                                              $  130,500,000        1.4%
                         3,500,000  + Harrah's Entertainment, Inc.                                          97,125,000        1.1
                         2,000,000  + Sun International Hotels Ltd. (c)                                     47,750,000        0.5
                                                                                                        --------------      --------
                                                                                                           275,375,000        3.0
====================================================================================================================================
Machinery &              1,000,000  + SPX Corporation                                                       90,750,000        1.0
Machine Tools
====================================================================================================================================
Multimedia                 886,100    Reuters Group PLC (ADR)*                                              60,919,375        0.7
====================================================================================================================================
Natural Gas              4,200,000    The Coastal Corporation                                              171,937,500        1.9
                         3,500,000    El Paso Energy Corporation                                           139,343,750        1.5
                         5,500,000    The Williams Companies, Inc.                                         205,906,250        2.3
                                                                                                        --------------      --------
                                                                                                           517,187,500        5.7
====================================================================================================================================
Oil--Integrated          3,500,000    Unocal Corporation                                                   129,718,750        1.4
====================================================================================================================================
Oil--Service             3,000,000    Halliburton Company                                                  123,000,000        1.4
====================================================================================================================================
Pharmaceuticals          1,750,000    American Home Products Corporation                                    72,625,000        0.8
                         1,500,000    Glaxo Wellcome PLC (ADR)*                                             78,000,000        0.9
                                                                                                        --------------      --------
                                                                                                           150,625,000        1.7
====================================================================================================================================
Photography              1,750,000    Eastman Kodak Company                                                132,015,625        1.4
====================================================================================================================================
Railroads                4,000,000    Kansas City Southern Industries, Inc.                                185,750,000        2.0
                         2,300,000    Union Pacific Corporation                                            110,543,750        1.2
                                                                                                        --------------      --------
                                                                                                           296,293,750        3.2
====================================================================================================================================
Restaurants              3,500,000    McDonald's Corporation                                               150,500,000        1.6
====================================================================================================================================
Telecommunications       2,250,000    Bell Atlantic Corporation                                            151,453,125        1.6
                         3,750,000    Telefonaktiebolaget LM Ericsson (ADR)*                               116,953,125        1.3
                                                                                                        --------------      --------
                                                                                                           268,406,250        2.9
====================================================================================================================================
Wireless                 1,000,000    Motorola, Inc.                                                        88,000,000        1.0
Communications--         3,000,000  + Nextel Communications, Inc. (Class A)                                203,437,500        2.2
Domestic Paging &                                                                                       --------------      --------
Cellular                                                                                                   291,437,500        3.2
====================================================================================================================================
                                      Total Common Stocks (Cost--$3,925,864,589)                         5,315,833,355       58.2
====================================================================================================================================

                          Face
                         Amount                     Corporate Bonds
====================================================================================================================================
Aerospace                             Boeing Capital Corporation:
                      $ 12,500,000      6.44% due 12/20/2004                                                12,296,250        0.1
                        10,000,000      6.18% due 3/15/2005                                                  9,524,940        0.1
                                                                                                        --------------      --------
                                                                                                            21,821,190        0.2
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

                           Face                                                                              Value        Percent of
Industries                Amount                     Corporate Bonds                                       (Note 1a)      Net Assets
====================================================================================================================================
Auto & Truck          $ 14,000,000    Cummins Engine, 6.75% due 2/15/2007                               $   12,924,660        0.1%
====================================================================================================================================
Automotive                            Hertz Corp.:
                        25,000,000      6.70% due 6/15/2002                                                 24,910,500        0.3
                        13,000,000      6% due 1/15/2003                                                    12,644,840        0.1
                        15,000,000      6.25% due 3/15/2009                                                 13,758,600        0.2
                        20,000,000    Hyundai Motor Co., Ltd., 7.60% due 7/15/2007 (a)                      17,400,000        0.2
                                                                                                        --------------      --------
                                                                                                            68,713,940        0.8
====================================================================================================================================
Banking                 20,000,000    Banco Nacional de Commercio Exterior SNC, 7.25% due 2/02/2004         18,150,000        0.2
                         5,000,000    Banco Rio de la Plata, 8.75% due 12/15/2003                            4,550,000        0.1
                        30,000,000    BankAmerica Corporation, 6.75% due 9/15/2005                          29,559,000        0.3
                        29,000,000    Bank of Boston Corporation, 6.625% due 12/01/2005                     28,101,000        0.3
                                      The Chase Manhattan Corporation:
                        14,000,000      6.50% due 8/01/2005                                                 13,714,820        0.2
                        15,000,000      6.25% due 1/15/2006                                                 14,422,350        0.2
                        21,500,000    Firstbank Puerto Rico, 7.625% due 12/20/2005                          20,350,868        0.2
                        20,000,000    First Security Corp., 7% due 7/15/2005                                19,388,580        0.2
                        30,000,000    First Union Corp., 6.55% due 10/15/2035                               28,690,200        0.3
                                      Household Bank:
                        20,000,000      6.875% due 3/17/2003                                                19,864,140        0.2
                        13,300,000      6.50% due 7/15/2003                                                 13,047,300        0.1
                        30,000,000    PNC Funding Corp., 6.125% due 9/01/2003                               28,992,000        0.3
                        20,000,000    People's Bank--Bridgeport, 7.20% due 12/01/2006                       18,624,200        0.2
                        26,000,000    Provident Bank, 6.375% due 1/15/2004                                  25,197,120        0.3
                                      Union Planters Corp.:
                        20,000,000      6.25% due 11/01/2003                                                19,220,600        0.2
                        12,500,000      6.75% due 11/01/2005                                                12,341,250        0.1
                                                                                                        --------------      --------
                                                                                                           314,213,428        3.4
====================================================================================================================================
Beverages               10,000,000    Panamerican Beverages Inc., 7.25% due 7/01/2009                        8,100,000        0.1
====================================================================================================================================
Building                10,000,000    Armstrong World, 6.50% due 8/15/2005                                   9,479,500        0.1
Materials
====================================================================================================================================
Chemicals                             Airgas Inc.:
                         8,000,000      7.15% due 9/17/2001                                                  8,086,960        0.1
                        13,000,000      7.14% due 3/08/2004                                                 11,719,266        0.1
                        40,000,000    Equistar Chemicals LP, 6.50% due 2/15/2006                            35,652,080        0.4
                        10,000,000    Monsanto Company, 5.75% due 12/01/2005 (a)                             9,359,200        0.1
                        40,000,000    Union Carbide Corp., 6.79% due 6/01/2025                              39,049,200        0.4
                                                                                                        --------------      --------
                                                                                                           103,866,706        1.1
====================================================================================================================================
Electronics                           Tandy Corporation:
                        20,000,000      6.125% due 1/15/2003                                                19,838,600        0.2
                        15,000,000      7.22% due 9/29/2004                                                 14,922,300        0.2
                                                                                                        --------------      --------
                                                                                                            34,760,900        0.4
====================================================================================================================================
Energy                  10,000,000    Occidental Petroleum Corp. (MOPPRS), 6.40% due 4/01/2013               9,770,960        0.1
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

                           Face                                                                              Value        Percent of
Industries                Amount                     Corporate Bonds                                       (Note 1a)      Net Assets
====================================================================================================================================
Finance                               General Motors Acceptance Corp.:
                      $ 20,000,000      5.35% due 12/07/2001                                            $   19,545,880        0.2%
                        30,000,000      5.48% due 12/16/2002                                                28,931,100        0.3
                        10,000,000      5.75% due 11/10/2003                                                 9,622,000        0.1
                        10,000,000      6.85% due 6/17/2004                                                  9,996,050        0.1
                        15,000,000    Household Finance Corp., 6% due 5/01/2004                             14,415,810        0.2
                                                                                                        --------------      --------
                                                                                                            82,510,840        0.9
====================================================================================================================================
Financial                             GATX Capital Corporation:
Leasing                 25,000,000      6.875% due 11/01/2004                                               23,771,000        0.3
                        25,000,000      6.69% due 11/30/2005                                                23,995,750        0.3
                                      XTRA Inc.:
                        20,000,000      6.68% due 11/30/2001                                                19,941,320        0.2
                         3,000,000      6.50% due 1/15/2004                                                  2,951,310        0.0
                                                                                                        --------------      --------
                                                                                                            70,659,380        0.8
====================================================================================================================================
Financial--Other        35,000,000    Ford Motor Credit Company, 5.75% due 2/23/2004                        33,588,240        0.4
                        40,000,000    International Lease Finance Corp., 5.64% due 4/01/2002                39,074,800        0.4
                                                                                                        --------------      --------
                                                                                                            72,663,040        0.8
====================================================================================================================================
Financial                             Finova Capital Corp.:
Services                15,000,000      5.99% due 1/10/2003                                                 14,558,100        0.2
                        25,000,000      5.98% due 1/15/2003                                                 24,191,475        0.3
                        10,000,000      6.42% due 11/19/2003                                                 9,700,000        0.1
                        20,000,000    McDonnell Douglas Finance Corp., 6.965% due 9/12/2005                 19,812,480        0.2
                        35,000,000    Morgan Stanley & Company, 5.625% due 1/20/2004                        33,441,100        0.4
                        13,000,000    Norwest Financial, Inc., 6.625% due 7/15/2004                         12,923,820        0.1
                        10,000,000    Salomon, Inc., 6.75% due 2/15/2003                                     9,975,470        0.1
                                      Salomon Smith Barney Holdings, Inc.:
                        25,000,000      6.625% due 7/01/2002                                                24,903,500        0.3
                        20,000,000      7% due 3/15/2004                                                    19,983,220        0.2
                         5,000,000      6.375% due 10/01/2004                                                4,906,550        0.0
                                                                                                        --------------      --------
                                                                                                           174,395,715        1.9
====================================================================================================================================
Food & Tobacco                        Nabisco, Inc.:
                        21,500,000      6.125% due 2/01/2033                                                20,761,905        0.2
                        20,000,000      6.375% due 2/01/2035                                                18,941,200        0.2
                                                                                                        --------------      --------
                                                                                                            39,703,105        0.4
====================================================================================================================================
Hospital                              Medpartners, Inc.:
Management              29,125,000      6.875% due 9/01/2000                                                27,814,375        0.3
                         5,500,000      7.375% due 10/01/2006                                                4,785,000        0.1
                                                                                                        --------------      --------
                                                                                                            32,599,375        0.4
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

                           Face                                                                              Value        Percent of
Industries                Amount                     Corporate Bonds                                       (Note 1a)      Net Assets
====================================================================================================================================
Industrial            $ 20,000,000    Browning-Ferris Industries, Inc., 6.375% due 1/15/2008            $   16,000,000        0.2%
                        10,000,000    Diamond Shamrock, 7.65% due 7/01/2026                                  9,815,500        0.1
                                      Interface, Inc.:
                         4,000,000      9.50% due 11/15/2005                                                 3,720,000        0.0
                        10,000,000      7.30% due 4/01/2008                                                  9,103,690        0.1
                        20,000,000    Reliance Industries Ltd., 8.25% due 1/15/2027 (a)                     18,050,000        0.2
                        20,000,000    Tosco Corporation, 7.625% due 5/15/2006                               20,202,400        0.2
                                      Triton Energy Ltd./Corp.:
                        24,500,000      8.75% due 4/15/2002                                                 23,948,750        0.3
                         5,500,000      9.25% due 4/15/2005                                                  5,439,555        0.1
                        15,000,000    United Refining Co., 10.75% due 6/15/2007                             10,912,500        0.1
                        20,000,000    Williams Companies Inc., 6.625% due 11/15/2004                        19,643,800        0.2
                        30,000,000    Williams Holdings of Delaware, Inc., 6.25% due 2/01/2006              28,050,900        0.3
                                                                                                        --------------      --------
                                                                                                           164,887,095        1.8
====================================================================================================================================
Information             37,500,000    Reynolds & Reynolds Company, 6.12% due 3/02/2001                      36,821,250        0.4
Systems
====================================================================================================================================
Machinery                             FMC Corp.:
                        10,000,000      7.125% due 11/25/2002                                                9,916,700        0.1
                        20,000,000      6.75% due 5/05/2005                                                 18,808,740        0.2
                        22,500,000    Harris Corporation, 6.375% due 8/15/2002                              22,425,075        0.2
                                                                                                        --------------      --------
                                                                                                            51,150,515        0.5
====================================================================================================================================
Media/Publishing        10,000,000    News America Holdings, 7.43% due 10/01/2026                            9,831,220        0.1
                        15,000,000    News America Inc., 6.75% due 1/09/2038                                13,759,350        0.2
                                                                                                        --------------      --------
                                                                                                            23,590,570        0.3
====================================================================================================================================
Natural Gas--                         Enron Corp.:
Pipelines               15,000,000      6.75% due 7/01/2005                                                 14,512,650        0.2
                        20,000,000      6.40% due 7/15/2006                                                 18,978,000        0.2
                                                                                                        --------------      --------
                                                                                                            33,490,650        0.4
====================================================================================================================================
Natural Gas             27,500,000    The Coastal Corporation, 6.70% due 2/15/2027                          26,369,475        0.3
Suppliers
====================================================================================================================================
Oil--Integrated         10,000,000    Compania Naviera Perez Companc S.A.C.F.I.M.F.A.,
                                      9% due 1/30/2004 (a)                                                   9,400,000        0.1
                        11,500,000    Giant Industries, Inc., 9% due 9/01/2007 (a)                          10,580,000        0.1
                        25,000,000    Occidental Petroleum Corp., 6.50% due 4/01/2005                       23,997,500        0.2
                        20,000,000    Perez Companc SA, 8.125% due 7/15/2007 (a)                            17,200,000        0.2
                        10,000,000    Union Oil of California, 6.11% due 2/17/2004                           9,694,580        0.1
                        15,000,000    YPF Sociedad Anonima, 8% due 2/15/2004                                14,868,300        0.2
                                                                                                        --------------      --------
                                                                                                            85,740,380        0.9
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

                           Face                                                                              Value        Percent of
Industries                Amount                     Corporate Bonds                                       (Note 1a)      Net Assets
====================================================================================================================================
Oil Field             $ 21,000,000    R & B Falcon Corporation, 6.75% due 4/15/2005                     $   17,955,000        0.2%
Equipment
====================================================================================================================================
Paper & Forest                        Boise Cascade Corporation:
Products                10,000,000      7.35% due 10/11/2004                                                 9,802,500        0.1
                        20,000,000      7.66% due 5/27/2005                                                 19,700,600        0.2
                        25,000,000    Champion Enterprises Inc., 7.625% due 5/15/2009 (a)                   23,534,975        0.3
                        25,000,000    Champion International Corp., 6.65% due 12/15/2037                    23,789,000        0.3
                                                                                                        --------------      --------
                                                                                                            76,827,075        0.9
====================================================================================================================================
Real Estate             10,000,000    Franchise Finance Corp. of America, 6.95% due 8/29/2007                9,123,050        0.1
Investment Trusts
====================================================================================================================================
Telecommunications      10,000,000    Pacific Telecom, Inc., 6.625% due 10/20/2005                           9,542,160        0.1
====================================================================================================================================
Tires & Rubber          20,000,000    The Goodyear Tire & Rubber Company, 6.625% due 12/01/2006             18,721,000        0.2
====================================================================================================================================
Transportation          10,000,000    Continental Airlines, 8% due 12/15/2005                                9,260,900        0.1
                        27,750,000    Kansas City Southern Industries, Inc., 7% due 12/15/2025              23,614,973        0.3
                                      Northwest Airlines, Inc.:
                        20,000,000      7.625% due 3/15/2005                                                17,925,000        0.2
                         5,000,000      7.875% due 3/15/2008                                                 4,341,300        0.0
                                      Ryder Systems, Inc.:
                         9,000,000      6.30% due 7/21/2003                                                  8,638,848        0.1
                        20,000,000      6.50% due 5/15/2005                                                 19,378,260        0.2
                        17,000,000    Transportacion Maritima Mexicana, SA de CV, 10% due 11/15/2006        11,687,500        0.1
                        12,500,000    Union Pacific Corporation, 6.39% due 11/01/2004                       12,107,775        0.2
                                                                                                        --------------      --------
                                                                                                           106,954,556        1.2
====================================================================================================================================
Travel & Lodging                      Royal Caribbean Cruises Ltd.:
                        10,000,000      7.125% due 9/18/2002                                                 9,968,300        0.1
                        17,500,000      7.25% due 8/15/2006                                                 17,064,075        0.2
                                                                                                        --------------      --------
                                                                                                            27,032,375        0.3
====================================================================================================================================
Utilities--             33,000,000    Empresa Nacional de Electricidad SA (Endesa),                         29,857,674        0.3
Electric, Gas &                       7.325% due 2/01/2037
Water                   20,000,000    Tata Electric Co., 8.50% due 8/19/2017 (a)                            15,848,980        0.2
                                                                                                        --------------      --------
                                                                                                            45,706,654        0.5
====================================================================================================================================
Yankee Corporates       15,000,000    Enersis SA, 6.60% due 12/01/2026                                      14,036,550        0.2
====================================================================================================================================
                                      Total Corporate Bonds (Cost--$1,882,325,099)                       1,804,131,094       19.8
====================================================================================================================================

                                         Collateralized Mortgage Obligations**
====================================================================================================================================
                                      Federal Home Loan Mortgage Corporation:
                         1,188,236      6.50% due 5/15/2008                                                  1,177,459        0.0
                         5,000,000      7% due 8/15/2008                                                     4,948,400        0.1
                        13,000,000      Gold Program, 6% due 2/15/2011                                      12,039,040        0.1
====================================================================================================================================
                                      Total Collateralized Mortgage Obligations (Cost--$17,918,946)         18,164,899        0.2
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

                           Face                                                                              Value        Percent of
                          Amount            Foreign Government Obligations                                 (Note 1a)      Net Assets
====================================================================================================================================
                      $ 10,000,000    Province of Mendoza, 10% due 9/04/2007 (a)                        $    7,000,000        0.1%
                                      Republic of Argentina:
                        45,000,000      8.75% due 7/10/2002 (a)                                             38,081,250        0.4
                         8,800,000      6.813% due 3/31/2005 (b)**                                           7,717,600        0.1
                        10,000,000    Republic of Panama, 8.25% due 4/22/2008                                8,650,000        0.1
====================================================================================================================================
                                      Total Foreign Government Obligations (Cost--$69,239,650)              61,448,850        0.7
====================================================================================================================================

                                              US Government Obligations
====================================================================================================================================
                                      US Treasury Bonds:
                       165,000,000      6.25% due 8/15/2023                                                162,241,200        1.8
                        50,000,000      6% due 2/15/2026                                                    47,648,500        0.5
                        45,000,000      5.50% due 8/15/2028                                                 40,275,000        0.4
                                      US Treasury Notes:
                       550,000,000      5.875% due 11/15/2005                                              546,650,500        6.0
                       375,000,000      5.625% due 2/15/2006                                               367,560,000        4.0
                        35,000,000      3.625% due 1/15/2008                                                34,948,598        0.4
====================================================================================================================================
                                      Total US Government Obligations (Cost--$1,191,901,715)             1,199,323,798       13.1
====================================================================================================================================

                                                Short-Term Investments
====================================================================================================================================
Commercial              25,000,000    Bell South Capital Corp., 5.27% due 10/07/1999                        24,978,042        0.3
Paper***                              Ford Motor Credit Company:
                        25,000,000      5.29% due 10/04/1999                                                24,988,979        0.3
                        40,000,000      5.29% due 10/21/1999                                                39,882,444        0.4
                        25,000,000    Gannett Company, 5.28% due 10/13/1999                                 24,956,000        0.3
                        82,413,000    General Electric Capital Corp., 5.60% due 10/01/1999                  82,413,000        0.9
                        50,000,000    General Electric Co., 5.31% due 11/23/1999                            49,609,125        0.5
                        25,000,000    H.J. Heinz Company, 5.30% due 10/25/1999                              24,911,667        0.3
                                      Metropolitan Life Insurance Company:
                        19,914,000      5.28% due 10/06/1999                                                19,899,396        0.2
                        33,283,000      5.30% due 10/08/1999                                                33,248,700        0.4
                        25,000,000      5.30% due 11/05/1999                                                24,871,181        0.3
                        25,000,000    Pfizer Inc., 5.27% due 10/19/1999                                     24,934,125        0.3
                        35,000,000    Transamerica Finance Corporation, 5.33% due 11/15/1999                34,766,813        0.4
                        25,000,000    U S A A Capital Corp., 5.27% due 10/01/1999                           25,000,000        0.3
                        29,500,000    Vodafone Airtouch PLC, 5.33% due 11/17/1999                           29,294,721        0.3
                                      Wal-Mart Stores, Inc.:
                        28,000,000      5.28% due 10/04/1999                                                27,987,680        0.3
                        20,000,000      5.28% due 10/12/1999                                                19,967,733        0.2
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

SCHEDULE OF INVESTMENTS (concluded)

                           Face                                                                              Value        Percent of
                          Amount                Short-Term Investments                                     (Note 1a)      Net Assets
====================================================================================================================================
US Government                         Federal Home Loan Mortgage Corporation:
Agency                $ 50,000,000      5.23% due 10/14/1999                                            $   49,905,569        0.5%
Obligations***          41,670,000      5.23% due 10/15/1999                                                41,585,248        0.4
                        40,000,000    Federal National Mortgage Association, 5.22% due 10/15/1999           39,918,800        0.4
====================================================================================================================================
                                      Total Short-Term Investments (Cost--$643,119,223)                    643,119,223        7.0
====================================================================================================================================
Total Investments (Cost--$7,730,369,222)                                                                 9,042,021,219       99.0

Other Assets Less Liabilities                                                                               89,582,129        1.0
                                                                                                        --------------      -----
Net Assets                                                                                              $9,131,603,348      100.0%
                                                                                                        ==============      =====
====================================================================================================================================

*     American Depositary Receipts (ADR).
**    Subject to principal paydowns.
*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+     Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(c) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                        Net Share         Net        Dividend
      Industry         Affiliate         Activity        Cost         Income
      --------------------------------------------------------------------------
      Automobile   Federal-Mogul
        Parts         Corporation         100,000     $4,521,851     $14,500
      Leisure/     Sun International
        Hotels        Hotels Ltd.        (500,000)   (22,268,612)         ++
      --------------------------------------------------------------------------
      ++    Non-income producing security.

See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1999

Assets:            Investments, at value (identified cost--$7,730,369,222) (Note 1a) ..                   $9,042,021,219
                   Cash ...............................................................                          806,306
                   Receivables:
                      Securities sold ................................................. $  79,168,866
                      Interest ........................................................    52,078,360
                      Dividends .......................................................     9,412,530
                      Capital shares sold .............................................     8,891,695        149,551,451
                                                                                        -------------
                   Prepaid registration fees and other assets (Note 1f) ...............                          129,137
                                                                                                          --------------
                   Total assets .......................................................                    9,192,508,113
                                                                                                          --------------
========================================================================================================================
Liabilities:       Payables:
                      Capital shares redeemed .........................................    51,603,456
                      Distributor (Note 2) ............................................     4,044,375
                      Investment adviser (Note 2) .....................................       604,744         56,252,575
                                                                                        -------------
                   Accrued expenses and other liabilities .............................                        4,652,190
                                                                                                          --------------
                   Total liabilities ..................................................                       60,904,765
                                                                                                          --------------
========================================================================================================================
Net Assets:        Net assets .........................................................                   $9,131,603,348
                                                                                                          ==============
========================================================================================================================
Net Assets         Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:        shares authorized ..................................................                   $    9,669,991
                   Class B Shares of Common Stock, $.10 par value, 400,000,000
                   shares authorized ..................................................                       12,192,670
                   Class C Shares of Common Stock, $.10 par value, 200,000,000
                   shares authorized ..................................................                        1,306,406
                   Class D Shares of Common Stock, $.10 par value, 200,000,000
                   shares authorized ..................................................                        4,652,762
                   Paid-in capital in excess of par ...................................                    7,186,816,632
                   Undistributed investment income--net ...............................                       53,014,795
                   Undistributed realized capital gains on investments and
                   foreign currency transactions--net .................................                      552,297,842
                   Unrealized appreciation on investments and foreign
                   currency transactions--net .........................................                    1,311,652,250
                                                                                                          --------------
                   Net assets .........................................................                   $9,131,603,348
                                                                                                          ==============
========================================================================================================================
Net Asset Value:   Class A--Based on net assets of $3,217,292,491 and 96,699,913
                            shares outstanding .................................................          $        33.27
                                                                                                          ==============
                   Class B--Based on net assets of $3,951,560,849 and 121,926,695
                            shares outstanding .................................................          $        32.41
                                                                                                          ==============
                   Class C--Based on net assets of $418,339,974 and 13,064,060
                            shares outstanding .................................................          $        32.02
                                                                                                          ==============
                   Class D--Based on net assets of $1,544,410,034 and 46,527,616
                            shares outstanding .................................................          $        33.19
                                                                                                          ==============
========================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

Statement of Operations for the Six Months Ended September 30, 1999

Investment           Interest and discount earned .................................                  $ 120,311,828
Income               Dividends (net of $548,319 foreign withholding tax) ..........                     39,258,970
(Notes 1d & 1e):     Other ........................................................                         18,089
                                                                                                     -------------
                     Total income .................................................                    159,588,887
                                                                                                     -------------
==================================================================================================================
Expenses:            Account maintenance and distribution fees--Class B (Note 2) ..  $  22,768,378
                     Investment advisory fees (Note 2) ............................     20,602,656
                     Transfer agent fees--Class B (Note 2) ........................      3,776,416
                     Transfer agent fees--Class A (Note 2) ........................      2,669,233
                     Account maintenance and distribution fees--Class C (Note 2) ..      2,349,691
                     Account maintenance fees--Class D (Note 2) ...................      2,023,744
                     Transfer agent fees--Class D (Note 2) ........................      1,205,562
                     Transfer agent fees--Class C (Note 2) ........................        410,329
                     Custodian fees ...............................................        298,647
                     Printing and shareholder reports .............................        296,157
                     Registration fees (Note 1f) ..................................        122,785
                     Professional fees ............................................         65,686
                     Directors' fees and expenses .................................         25,783
                     Pricing fees .................................................         12,431
                     Other ........................................................         55,349
                                                                                     -------------
                     Total expenses ...............................................                     56,682,847
                                                                                                     -------------
                     Investment income--net .......................................                    102,906,040
                                                                                                     -------------
==================================================================================================================
Realized &           Realized gain (loss) from:
Unrealized Gain         Investments--net ..........................................    554,622,234
(Loss) on               Foreign currency transactions--net ........................       (339,513)    554,282,721
Investments &                                                                        -------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net       Investments--net ..........................................   (731,264,286)
(Notes 1b, 1c,          Foreign currency transactions--net ........................         11,198    (731,253,088)
1e & 3):                                                                             -------------   -------------
                     Net realized and unrealized loss on investments and foreign
                     currency transactions ........................................                   (176,970,367)
                                                                                                     -------------
                     Net Decrease in Net Assets Resulting from Operations .........                  $ (74,064,327)
                                                                                                     =============
==================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

Statements of Changes in Net Assets

                                                                                                For the Six     For the Year
                                                                                               Months Ended         Ended
                                                                                               September 30,       March 31,
Increase (Decrease) in Net Assets:                                                                 1999              1999
==============================================================================================================================
Operations:          Investment income--net ...............................................  $   102,906,040   $   256,455,669
                     Realized gain on investments and foreign currency transactions--net ..      554,282,721       415,237,179
                     Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions--net ...................................     (731,253,088)     (873,948,482)
                                                                                             ---------------   ---------------
                     Net decrease in net assets resulting from operations .................      (74,064,327)     (202,255,634)
                                                                                             ---------------   ---------------
==============================================================================================================================
Dividends &          Investment income--net:
Distributions to        Class A ...........................................................      (42,510,989)     (118,803,106)
Shareholders            Class B ...........................................................      (43,453,801)     (102,818,160)
(Note 1g):              Class C ...........................................................       (4,111,814)      (11,137,417)
                        Class D ...........................................................      (17,955,579)      (38,623,542)
                     Realized gain on investments--net:
                        Class A ...........................................................     (104,604,985)     (129,813,411)
                        Class B ...........................................................     (136,437,869)     (188,516,486)
                        Class C ...........................................................      (14,304,465)      (18,832,977)
                        Class D ...........................................................      (47,793,690)      (45,329,436)
                                                                                             ---------------   ---------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders ........................................     (411,173,192)     (653,874,535)
                                                                                             ---------------   ---------------
==============================================================================================================================
Capital Share        Net decrease in net assets derived from capital
Transactions         share transactions ...................................................     (885,803,267)     (528,711,091)
(Note 4):                                                                                    ---------------   ---------------
==============================================================================================================================
Net Assets:          Total decrease in net assets .........................................   (1,371,040,786)   (1,384,841,260)
                     Beginning of period ..................................................   10,502,644,134    11,887,485,394
                                                                                             ---------------   ---------------
                     End of period* .......................................................  $ 9,131,603,348   $10,502,644,134
                                                                                             ===============   ===============
==============================================================================================================================
                   * Undistributed investment income--net .................................  $    53,014,795   $    58,140,938
                                                                                             ===============   ===============
==============================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

Financial Highlights

                                                                                               Class A
                                                                 ----------------------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                   For the Year Ended March 31,
                                                                  Sept. 30,     -------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1999+          1999+        1998+        1997+        1996
=================================================================================================================================
Per Share            Net asset value, beginning of period ...... $    35.03     $    37.56   $    31.39   $    30.90   $    27.74
Operating                                                        ----------     ----------   ----------   ----------   ----------
Performance:         Investment income--net ....................        .46           1.00         1.11         1.25         1.21

                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .........................       (.72)         (1.28)        8.14         2.43         5.41
                                                                 ----------     ----------   ----------   ----------   ----------
                     Total from investment operations ..........       (.26)          (.28)        9.25         3.68         6.62
                                                                 ----------     ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                        Investment income--net .................       (.43)         (1.08)       (1.11)       (1.25)       (1.16)
                        Realized gain on investments--net ......      (1.07)         (1.17)       (1.97)       (1.94)       (2.30)
                                                                 ----------     ----------   ----------   ----------   ----------
                     Total dividends and distributions .........      (1.50)         (2.25)       (3.08)       (3.19)       (3.46)
                                                                 ----------     ----------   ----------   ----------   ----------
                     Net asset value, end of period ............ $    33.27     $    35.03   $    37.56   $    31.39   $    30.90
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Total Investment     Based on net asset value per share ........      (1.02%)++       (.68%)      30.71%       12.62%       24.50%
Return:**                                                        ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Ratios to            Expenses ..................................        .57%*          .57%         .55%         .55%         .56%
Average                                                          ==========     ==========   ==========   ==========   ==========
Net Assets:          Investment income--net ....................       2.55%*         2.86%        3.21%        3.99%        4.09%
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Supplemental         Net assets, end of period (in thousands) .. $3,217,292     $3,631,440   $4,155,677   $3,291,219   $3,225,758
Data:                                                            ==========     ==========   ==========   ==========   ==========
                     Portfolio turnover ........................         13%            33%          38%          47%          84%
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

Financial Highlights (continued)

                                                                                               Class B
                                                                 ----------------------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                   For the Year Ended March 31,
                                                                  Sept. 30,     -------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1999+          1999+        1998+        1997+        1996
=================================================================================================================================
Per Share            Net asset value, beginning of period ...... $    34.25     $    36.68   $    30.72   $    30.30   $    27.28
Operating                                                        ----------     ----------   ----------   ----------   ----------
Performance:         Investment income--net ....................        .27            .63          .74          .91          .90
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .........................       (.70)         (1.25)        7.96         2.39         5.29
                                                                 ----------     ----------   ----------   ----------   ----------
                     Total from investment operations ..........       (.43)          (.62)        8.70         3.30         6.19
                                                                 ----------     ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                        Investment income--net .................       (.34)          (.64)        (.77)        (.94)        (.87)
                        Realized gain on investments--net ......      (1.07)         (1.17)       (1.97)       (1.94)       (2.30)
                                                                 ----------     ----------   ----------   ----------   ----------
                     Total dividends and distributions .........      (1.41)         (1.81)       (2.74)       (2.88)       (3.17)
                                                                 ----------     ----------   ----------   ----------   ----------
                     Net asset value, end of period ............ $    32.41     $    34.25   $    36.68   $    30.72   $    30.30
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Total Investment     Based on net asset value per share ........      (1.54%)++      (1.65%)      29.38%       11.48%       23.22%
Return:**                                                        ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Ratios to            Expenses ..................................       1.58%*         1.59%        1.57%        1.57%        1.58%
Average                                                          ==========     ==========   ==========   ==========   ==========
Net Assets:          Investment income--net ....................       1.53%*         1.85%        2.19%        2.97%        3.07%
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Supplemental         Net assets, end of period (in thousands) .. $3,951,561     $4,866,564   $5,938,708   $4,977,431   $5,025,504
Data:                                                            ==========     ==========   ==========   ==========   ==========
                     Portfolio turnover ........................         13%            33%          38%          47%          84%
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

Financial Highlights (continued)

                                                                                               Class C
                                                                 ----------------------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                   For the Year Ended March 31,
                                                                  Sept. 30,     -------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1999+          1999+        1998+        1997+        1996
=================================================================================================================================
Per Share            Net asset value, beginning of period ...... $    33.82     $    36.31   $    30.44   $    30.08   $    27.17
Operating                                                        ----------     ----------   ----------   ----------   ----------
Performance:         Investment income--net ....................        .26            .62          .73          .90          .92
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .........................       (.68)         (1.25)        7.89         2.36         5.24
                                                                 ----------     ----------   ----------   ----------   ----------
                     Total from investment operations ..........       (.42)          (.63)        8.62         3.26         6.16
                                                                 ----------     ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                        Investment income--net .................       (.31)          (.69)        (.78)        (.96)        (.95)
                        Realized gain on investments--net ......      (1.07)         (1.17)       (1.97)       (1.94)       (2.30)
                                                                 ----------     ----------   ----------   ----------   ----------
                     Total dividends and distributions .........      (1.38)         (1.86)       (2.75)       (2.90)       (3.25)
                                                                 ----------     ----------   ----------   ----------   ----------
                     Net asset value, end of period ............ $    32.02     $    33.82   $    36.31   $    30.44   $    30.08
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Total Investment     Based on net asset value per share ........      (1.53%)++      (1.70%)      29.40%       11.45%       23.25%
Return:**                                                        ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Ratios to            Expenses ..................................       1.59%*         1.59%        1.58%        1.58%        1.59%
Average                                                          ==========     ==========   ==========   ==========   ==========
Net Assets:          Investment income--net ....................       1.52%*         1.83%        2.18%        2.96%        3.08%
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Supplemental         Net assets, end of period (in thousands) .. $  418,340     $  491,234   $  512,783   $  322,438   $  259,131
Data:                                                            ==========     ==========   ==========   ==========   ==========
                     Portfolio turnover ........................         13%            33%          38%          47%          84%
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

Financial Highlights (continued)

                                                                                               Class D
                                                                 ----------------------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                   For the Year Ended March 31,
                                                                  Sept. 30,     -------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1999+          1999+        1998+        1997+        1996
=================================================================================================================================
Per Share            Net asset value, beginning of period ...... $    34.97     $    37.49   $    31.34   $    30.86   $    27.72
Operating                                                        ----------     ----------   ----------   ----------   ----------
Performance:         Investment income--net ....................        .41            .91         1.02         1.17         1.16
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .........................       (.72)         (1.28)        8.14         2.43         5.38
                                                                 ----------     ----------   ----------   ----------   ----------
                     Total from investment operations ..........       (.31)          (.37)        9.16         3.60         6.54
                                                                 ----------     ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                        Investment income--net .................       (.40)          (.98)       (1.04)       (1.18)       (1.10)
                        Realized gain on investments--net ......      (1.07)         (1.17)       (1.97)       (1.94)       (2.30)
                                                                 ----------     ----------   ----------   ----------   ----------
                     Total dividends and distributions .........      (1.47)         (2.15)       (3.01)       (3.12)       (3.40)
                                                                 ----------     ----------   ----------   ----------   ----------
                     Net asset value, end of period ............ $    33.19     $    34.97   $    37.49   $    31.34   $    30.86
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Total Investment     Based on net asset value per share ........      (1.17%)++       (.92%)      30.40%       12.34%       24.21%
Return:**                                                        ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Ratios to            Expenses ..................................        .82%*          .82%         .80%         .80%         .81%
Average                                                          ==========     ==========   ==========   ==========   ==========
Net Assets:          Investment income--net ....................       2.30%*         2.60%        2.95%        3.75%        3.84%
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================
Supplemental         Net assets, end of period (in thousands) .. $1,544,410     $1,513,406   $1,280,317   $  690,116   $  521,599
Data:                                                            ==========     ==========   ==========   ==========   ==========
                     Portfolio turnover ........................         13%            33%          38%          47%          84%
                                                                 ==========     ==========   ==========   ==========   ==========
=================================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B .................................             .25%              .75%
Class C .................................             .25%              .75%
Class D .................................             .25%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      MLFD               MLPF&S
--------------------------------------------------------------------------------
Class A .................................           $ 5,007             $ 65,582
Class D .................................           $11,221             $171,264
--------------------------------------------------------------------------------

For the six months ended September 30, 1999, MLPF&S received contingent deferred sales charges of $3,141,263 and $79,603 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $17 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $430,056 in commissions on the execution of portfolio security transactions for the six months ended September 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended September 30, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, received $2,313 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1999 were $1,284,123,882 and $2,957,159,633, respectively.

Net realized gains (losses) for the six months ended September 30, 1999 and net unrealized gains as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized         Unrealized
                                               Gains (Losses)         Gains
--------------------------------------------------------------------------------
Long-term investments .....................    $  554,622,887     $1,311,651,997
Short-term investments ....................              (653)                --
Foreign currency
transactions ..............................          (339,513)               253
                                               --------------     --------------
Total .....................................    $  554,282,721     $1,311,652,250
                                               ==============     ==============
--------------------------------------------------------------------------------

As of September 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,311,651,997, of which $1,739,505,192 related to appreciated securities and $427,853,195 related to depreciated securities. At September 30, 1999 the aggregate cost of investments for Federal income tax purposes was $7,730,369,222.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $885,803,267 and $528,711,091 for the six months ended September 30, 1999 and the year ended March 31, 1999, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                    Dollar
Ended September 30, 1999                          Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................        4,683,380     $  167,535,451
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................        3,765,018        134,298,211
                                              --------------     --------------
Total issued ..............................        8,448,398        301,833,662
Shares redeemed ...........................      (15,403,627)      (549,597,109)
                                              --------------     --------------
Net decrease ..............................       (6,955,229)    $ (247,763,447)
                                              ==============     ==============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................       16,782,506     $  585,910,429
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................        6,484,241        228,111,225
                                              --------------     --------------
Total issued ..............................       23,266,747        814,021,654
Shares redeemed ...........................      (30,254,844)    (1,040,366,870)
                                              --------------     --------------
Net decrease ..............................       (6,988,097)    $ (226,345,216)
                                              ==============     ==============

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                    Dollar
Ended September 30, 1999                          Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................        6,210,038     $  216,712,650
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................        4,437,971        154,530,155
                                              --------------     --------------
Total issued ..............................       10,648,009        371,242,805
Automatic conversion
of shares .................................       (7,904,459)      (277,806,412)
Shares redeemed ...........................      (22,924,585)      (799,026,761)
                                              --------------     --------------
Net decrease ..............................      (20,181,035)    $ (705,590,368)
                                              ==============     ==============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................       28,293,185     $  968,253,586
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................        7,386,447        255,009,750
                                              --------------     --------------
Total issued ..............................       35,679,632      1,223,263,336
Automatic conversion
of shares .................................       (7,978,182)      (270,957,196)
Shares redeemed ...........................      (47,481,419)    (1,598,341,212)
                                              --------------     --------------
Net decrease ..............................      (19,779,969)    $ (646,035,072)
                                              ==============     ==============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                    Dollar
Ended September 30, 1999                          Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................          861,709     $   29,754,888
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................          463,663         15,954,654
                                              --------------     --------------
Total issued ..............................        1,325,372         45,709,542
Shares redeemed ...........................       (2,785,247)       (95,904,075)
                                              --------------     --------------
Net decrease ..............................       (1,459,875)    $  (50,194,533)
                                              ==============     ==============
-------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                             September 30, 1999

-------------------------------------------------------------------------------
Class C Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................        5,475,285     $  187,992,163
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................          777,031         26,502,658
                                              --------------     --------------
Total issued ..............................        6,252,316        214,494,821
Shares redeemed ...........................       (5,852,431)      (193,387,191)
                                              --------------     --------------
Net increase ..............................          399,885     $   21,107,630
                                              ==============     ==============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                    Dollar
Ended September 30, 1999                          Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................        3,925,155     $  139,973,721
Automatic conversion
of shares .................................        7,731,431        277,806,412
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................        1,666,981         59,344,523
                                              --------------     --------------
Total issued ..............................       13,323,567        477,124,656
Shares redeemed ...........................      (10,076,279)      (359,379,575)
                                              --------------     --------------
Net increase ..............................        3,247,288     $  117,745,081
                                              ==============     ==============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................       14,328,461     $  483,227,861
Automatic conversion
of shares .................................        7,815,253        270,957,196
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................        2,175,293         76,273,791
                                              --------------     --------------
Total issued ..............................       24,319,007        830,458,848
Shares redeemed ...........................      (15,193,896)      (507,897,281)
                                              --------------     --------------
Net increase ..............................        9,125,111     $  322,561,567
                                              ==============     ==============
-------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

PORTFOLIO INFORMATION

As of September 30, 1999

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
The Williams Companies, Inc. ......................................      2.3%
Nextel Communications, Inc. (Class A) .............................      2.2
Citigroup Inc. ....................................................      2.1
Kansas City Southern Industries, Inc. .............................      2.0
United Technologies Corporation ...................................      1.9
The Coastal Corporation ...........................................      1.9
Kimberly-Clark Corporation ........................................      1.7
Masco Corporation .................................................      1.7
Bell Atlantic Corporation .........................................      1.6
McDonald's Corporation ............................................      1.6

                                                                      Percent of
Ten Largest Industries                                                Net Assets
Banking ...........................................................      8.0%
Natural Gas .......................................................      5.7
Insurance .........................................................      4.2
Diversified Companies .............................................      3.8
Railroads .........................................................      3.2
Wireless Communications--Domestic Paging & Cellular ...............      3.2
Telecommunications ................................................      3.0
Leisure/Hotels ....................................................      3.0
Food & Beverage ...................................................      3.0
Financial Services ................................................      2.9

Merrill Lynch Capital Fund, Inc.                              September 30, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Kurt Schansinger, Senior Vice President and Portfolio Manager
Walter Cuje, Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10252--9/99

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